UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K


                                 Current Report

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported) December 10, 1999



                          GROW BIZ INTERNATIONAL, INC.
                 ----------------------------------------------
                 (Exact Name of Issuer as Specified in Charter)


            Minnesota                   0-22012               41-1622691
            ---------                   -------               ----------
(State or Other Jurisdiction of     (Commission File       (I.R.S. Employer
 Incorporation or Organization)          Number)         Identification Number)


                4200 Dahlberg Drive, Golden Valley, MN 55422-4837
                -------------------------------------------------
                    (Address of Principal Executive Offices)


                                 (612) 520-8500
                                 --------------
              (Registrant's Telephone Number, Including Area Code)

ITEM 2. Acquisition or Disposition of Assets

On December 10, 1999 Grow Biz International, Inc. completed the sale of the assets of the Company's It's About Games(TM) concept as previously disclosed in Form 8K Item 5 dated October 14, 1999. Subsequent to that filing, the Company undertook an orderly liquidation of the inventory and other assets by conducting a liquidation sale. Approximately fifty percent of the assets were disposed of in three main transactions.

The first sale to Times Two, LLC, an unrelated party, of substantially all of the assets of fourteen stores in Kentucky, Maryland, Ohio and Pennsylvania for $114,200 plus inventory valued at 40% of cost to be received in cash and a promissory note. The second sale to Crescent Marketing, Inc, an unrelated party, of substantially all of the assets of fourteen stores in Ohio for $42,000 plus inventory at 40% of cost to be received in cash and a promissory note. The third a bulk inventory sale to L.A. Closeout, Inc., an unrelated party, for $140,000 cash. The remaining assets of the It's About Games(TM) concept were disposed of by abandonment or liquidation sale.

ITEM 7. Financial Statements and Exhibits

The following pro forma financial statements reflect the operating results that would have been reported for the fiscal year ended December 26, 1998 and nine months ended September 25, 1999 if the disposition of the It's About Games(TM) concept assets had been consummated prior to those periods. Certain corporate general and administrative expenses have not been adjusted since definite plans for those costs have not been made.

No pro forma balance sheet is presented since the assets disposed were reflected in the September 25, 1999 balance sheet previously issued on Form 10-Q as a one-line asset held for sale.

                   GROW BIZ INTERNATIONAL, INC. AND SUBSIDIARY
                          UNAUDITED PRO FORMA CONDENSED
                      CONSOLIDATED STATEMENTS OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 26, 1998

                                                    ----------------------------------------------
                                                     As Reported    Adjustments (a)     Pro Forma
                                                    ----------------------------------------------
REVENUE
     Merchandise sales                              $ 73,306,000     $ 17,304,800     $ 56,001,200
     Royalties                                        19,472,800           10,000       19,462,800
     Franchise fees                                    2,986,400           60,000        2,926,400
     Advertising and other                               585,700            1,900          583,800
                                                    ------------     ------------     ------------
                     Total revenue                    96,350,900       17,376,700       78,974,200

COST OF MERCHANDISE SOLD                              60,324,600       11,528,200       48,796,400

SELLING, GENERAL AND ADMINISTRATIVE
EXPENSES                                              29,105,000        6,109,500       22,995,500

GAIN ON SALE OF DISC GO ROUND                          5,231,500               --        5,231,500
                                                    ------------     ------------     ------------

                     Income from operations           12,152,800         (261,000)      12,413,800

INTEREST EXPENSE                                        (710,500)              --         (710,500)

INTEREST INCOME                                          471,700               --          471,700
                                                    ------------     ------------     ------------

                     Income before income taxes       11,914,000         (261,000)      12,175,000

PROVISION FOR INCOME TAXES                             4,670,200         (102,300)       4,772,500
                                                    ------------     ------------     ------------

NET INCOME                                          $  7,243,800     $   (158,700)    $  7,402,500
                                                    ============     ============     ============

BASIC EARNINGS PER SHARE                            $       1.28                      $       1.31
                                                    ============                      ============

BASIC WEIGHTED AVERAGE SHARES
OUTSTANDING                                            5,664,000                         5,664,000
                                                    ============                      ============

DILUTED EARNINGS PER SHARE                          $       1.24                      $       1.27
                                                    ============                      ============

DILUTED WEIGHTED AVERAGE SHARES
OUTSTANDING                                            5,832,700                         5,832,700
                                                    ============                      ============

RETAINED EARNINGS, DECEMBER 26, 1998                $ 10,164,900     $   (158,700)    $ 10,323,600
                                                    ============     ============     ============


(a) Reflects the elimination of It's About Games(TM) operations for the respective period.

                   GROW BIZ INTERNATIONAL, INC. AND SUBSIDIARY
                          UNAUDITED PRO FORMA CONDENSED
                      CONSOLIDATED STATEMENTS OF OPERATIONS
                  FOR THE NINE MONTHS ENDED SEPTEMBER 25, 1999

                                                    ------------------------------------------------------------------
                                                     As Reported    Adjustments (a)    Adjustments (b)     Pro Forma
                                                    ------------------------------------------------------------------
REVENUE:
     Merchandise sales                              $ 34,165,600     $ 11,204,800                  --     $ 22,960,800
     Royalties                                        14,391,100           26,300                  --       14,364,800
     Franchise fees                                    1,478,800            2,500                  --        1,476,300
     Advertising and other                               438,200              800                  --          437,400
                                                    ------------     ------------        ------------     ------------
                     Total revenue                    50,473,700       11,234,400                  --       39,239,300

COST OF MERCHANDISE SOLD                              29,195,400        8,533,900                  --       20,661,500

SELLING, GENERAL AND ADMINISTRATIVE
EXPENSES                                              21,541,100        6,171,100                  --       15,370,000

RESTRUCTURING CHARGE                                  11,575,300               --          11,575,300               --
                                                    ------------     ------------        ------------     ------------

                     Income from operations          (11,838,100)      (3,470,600)        (11,575,300)       3,207,800

INTEREST INCOME                                          284,000               --                  --          284,000

INTEREST EXPENSE                                      (1,171,900)              --                  --       (1,171,900)
                                                    ------------     ------------        ------------     ------------

                     Income before income taxes      (12,726,000)      (3,470,600)        (11,575,300)       2,319,900

(BENEFIT) PROVISION FOR INCOME TAXES                  (4,988,600)      (1,360,500)         (4,537,500)         909,400
                                                    ------------     ------------        ------------     ------------

NET INCOME (LOSS)                                   $ (7,737,400)    $ (2,110,100)       $ (7,037,800)    $  1,410,500
                                                    ============     ============        ============     ============
NET INCOME (LOSS) PER COMMON SHARE
- BASIC                                             $      (1.50)                                         $        .27
                                                    ============                                          ============
WEIGHTED AVERAGE SHARES
OUTSTANDING - BASIC                                    5,159,200                                             5,159,200
                                                    ============                                          ============
NET INCOME (LOSS) PER COMMON SHARE
- DILUTED                                           $      (1.50)                                         $        .27
                                                    ============                                          ============
WEIGHTED AVERAGE SHARES
OUTSTANDING - DILUTED                                  5,159,200                                             5,183,600
                                                    ============                                          ============

RETAINED EARNINGS, SEPTEMBER 25, 1999               $  3,851,300     $ (2,268,800)(c)    $ (7,037,800)    $ 13,157,900
                                                    ============     ============        ============     ============


(a) Reflects the elimination of It's About Games(TM) operations for the respective period.
(b) Reflects the elimination of the restructuring charge relating to It's About Games(TM) previously reported.
(c) Cumulative effect for the twelve and nine month periods ended December 26, 1998 and September 25, 1999, respectively.

SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                         GROW BIZ INTERNATIONAL, INC.



Date: December 22, 1999             By:  /s/ K. Jeffrey Dahlberg
                                         -----------------------
                                             K. Jeffrey Dahlberg
                                             Chairman and Chief Executive
                                             Officer



Date: December 22, 1999             By:  /s/ David J. Osdoba, Jr.
                                         ------------------------
                                             David J. Osdoba, Jr.
                                             Vice President of Finance and Chief
                                             Financial Officer